Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1650,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Hector Bremner, Chief Executive Officer of AVRICORE HEALTH INC. (the “Company”), certify that to the best of my knowledge:

1.	the Report on Form 20-F of the Company for year ended December 31, 2023 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ “Hector Bremner”
Hector Bremner
Chief Executive Officer
June 12, 2024